Supplement to the
Strategic Advisers® Alternatives Fund
July 29, 2023
Summary Prospectus

The Board of Trustees has approved, subject to shareholder approval, a new sub-advisory agreement with FIL Investment Advisors (FIL) and a new sub-subadvisory agreement between FIL and FIL Investment Advisors (UK) Limited on behalf of the fund. A meeting of the shareholders of the fund is expected to be held in the third quarter of 2024, to vote on the agreements. If approved, the new agreements will take effect on or about the day following the shareholder approval.
The foregoing is not a solicitation of any proxy. Shareholders should read the proxy statement, which contains important information about the proposal, when it becomes available. For a free copy of the proxy statement, please contact Fidelity at 1-800-544-3455. The proxy statement will also be available on the Securities and Exchange Commission's website (www.sec.gov).

The following information replaces similar information found in the "Fund Summary" section under the "Investment Adviser" heading.
Strategic Advisers (the Adviser) is the fund's manager. Capital Fund Management S.A., Fidelity Diversifying Solutions LLC, and Pacific Investment Management Company LLC have been retained to serve as sub-advisers for the fund.

SAA-SUSTK-0324-100 1.9912424.100	March 27, 2024